UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2014

PEREGRINE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-35623	86-0652659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9380 Carroll Park Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 731-9400

______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2014, Peregrine Semiconductor Corporation issued a press release announcing its financial results for the three and nine months ended October 29, 2014. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
Corrective Disclosure Concerning the Opinion of Evercore Group L.L.C.

On October 16, 2014, the Company filed its definitive proxy statement (the “Proxy Statement”) related to the special meeting of stockholders to be held on November 19, 2014. Subsequent to filing the Proxy Statement, the Company discovered an error in the section entitled “Opinion of Evercore Group L.L.C.” In the seventh paragraph on page 39, the Proxy Statement states that, “Under the terms of its engagement letter, Evercore provided us financial advisory services and a financial opinion in connection with the merger, and we have agreed to pay Evercore a fee of approximately $4,700,000 for its services, all of which is contingent upon the closing of the merger.” The following corrects the foregoing disclosure in the Proxy Statement: “Under the terms of its engagement letter, Evercore provided us financial advisory services and a financial opinion in connection with the merger, and we have agreed to pay Evercore a fee of approximately $4,700,000 for its services as our financial advisor, of which $2,000,000 became payable upon the delivery of Evercore’s opinion and the remainder of which is contingent upon consummation of the merger.” This filing does not change any other information in the Proxy Statement as originally filed on October 16, 2014.

Regulatory Update

As described in the Proxy Statement, the Company and Murata filed a voluntary notice with the Committee on Foreign Investment in the United States (“CFIUS”) on September 23, 2014, the review period for which commenced on September 26, 2014. Under the governing regulations, CFIUS has a period of 30 days to review the notification and may, at the end of such period, initiate a 45-day investigation of the transaction. On October 27, 2014, the Company received written notification from CFIUS that it intended to commence such an investigation. The 45-day period expires on December 11, 2014, though it is possible CFIUS’ investigation could close sooner. CFIUS has not provided information with respect to its reasons for proceeding with the investigation. For more information regarding CFIUS review and the other closing conditions of the merger, please refer to “Regulatory Matters” beginning on page 55 of the Proxy Statement and “The Merger Agreement-Conditions to Closing the Merger” beginning on page 66 of the Proxy Statement.

Additional Information and Where to Find It

In connection with the proposed acquisition of Peregrine Semiconductor Corporation (the “Company”), the Company has filed relevant materials with the Securities and Exchange Commission (“SEC”), including the Company’s proxy statement in definitive form (the “Proxy Statement”). The Company filed its Proxy Statement with the SEC on October 16, 2014. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Company’s stockholders may obtain copies of these documents and any other documents filed with the SEC for free at the SEC’s website at www.sec.gov or at Peregrine’s website (http://www.psemi.com) under the tab “Investors”. In addition, these documents may also be obtained from Peregrine free of charge by directing a request to Peregrine, Office of the Secretary, 9380 Carroll Park Drive, San Diego, CA 92121 or (858) 731-9400.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s Common Stock in respect of the proposed transaction. Security holders may obtain information regarding the Company and its directors and executive officers, including their respective names, affiliations and interests, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, which was filed with the SEC on February 19, 2014, and its definitive proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 20, 2014. To the extent holdings of the Company securities have changed since the amounts contained in the definitive proxy statement for the 2014 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement regarding the proposed transaction.

Forward-Looking Statements
Certain statements in this filing may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against the Company and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 28, 2013 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, forward-looking statements should not be relied upon as predictions of future events or as representing the Company’s views as of any date subsequent to the date hereof. The Company assume no obligation to update the information in this filing, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Text of press release issued by Peregrine Semiconductor Corporation on October 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEREGRINE SEMICONDUCTOR CORPORATION
Date: October 29, 2014	/s/ Jay Biskupski
Jay Biskupski Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release issued by Peregrine Semiconductor Corporation on October 29, 2014